Long-term receivables, investments and other	12 Months Ended
Dec. 31, 2020
Categories Of Noncurrent Financial Assets [Abstract]
Long-term receivables, investments and other

10. Long-term receivables, investments and other

	2020	2019

Investments in equity securities [note 26](a)	$43,873	$24,408
Derivatives [note 26]	45,605	10,504
Investment tax credits	95,642	95,474
Amounts receivable related to tax dispute [note 21](b)	303,222	303,222
Product loan(c)	176,904	176,904
Other	5,512	26,183

	670,758	636,695
Less current portion	(18,716)	(6,564)

Net	$652,042	$630,131

(a) At January 1, 2018, Cameco designated the investments shown below as equity securities at FVOCI because these equity securities represent investments that the Company intends to hold for the long term for strategic purposes. There were no dividends recognized on any of these investments during the year.

	2020	2019

Investment in Denison Mines Corp.	$20,677	$13,292
Investment in UEX Corporation	13,005	7,253
Investment in ISO Energy Ltd.	6,923	1,481
Investment in GoviEx	2,875	2,000
Other	393	382

	$43,873	$24,408

(b) Cameco was required to remit or otherwise secure 50% of the cash taxes and transfer pricing penalties, plus related interest and instalment penalties assessed, in relation to its dispute with Canada Revenue Agency (CRA) (see note 21). In light of our view of the likely outcome of the case, Cameco expects to recover the amounts remitted to CRA, including cash taxes, interest and penalties totalling $303,222,000 already paid as at December 31, 2020 (December 31, 2019 - $303,222,000) (note 21).

(c) During 2018, as a result of the decision to temporarily suspend production at the McArthur River mine, Cameco loaned 5,400,000 pounds of uranium concentrate to its joint venture partner, Orano Canada Inc., (Orano). Orano is obligated to repay us in kind with uranium concentrate no later than December 31, 2023. The loan was recorded at Cameco’s weighted average cost of inventory.